UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2014 (April 15, 2014)

Ener-Core, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9400 Toledo Way Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 949-616-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

On April 15, 2014, the registrant entered into the following agreements (collectively the “Transaction Documents”):

•	Securities Purchase Agreement by and among the registrant and five (5) accredited investors (the “Investors”);

•	Registration Rights Agreement by and among the registrant and the Investors;

•	Pledge and Security Agreement by and among the registrant, the registrant’s wholly owned subsidiary, Ener-Core Power, Inc. (“ECP”), and the Investors; and

•	Special Deposit Account Control Agreement between the registrant, a collateral agent appointed by the Investors (the “Control Agent”), and Union Bank, N.A. (the “Bank”).

A copy of each of the foregoing agreements, as well as the registrant’s Senior Secured Convertible Promissory Notes (the “Notes”) and Common Stock Purchase Warrants (the “Warrants”) to be issued pursuant to the Securities Purchase Agreement, is included and filed as Exhibits 4.1, 4.2, 99.1, 99.2, 99.3 and 99.4 to this current report on Form 8-K.  The following is a brief description of the terms and conditions of each such agreement and instrument, and the transactions contemplated thereunder that are material to the registrant, which description is qualified in its entirety by the agreements and instruments attached as exhibits and incorporated herein by reference.

The Securities Purchase Agreement

Pursuant to the Securities Purchase Agreement, the registrant agreed to sell and issue to the Investors the Notes and Warrants (collectively the “Securities”).  At the closing of the Securities Purchase Agreement (the “Closing”):

•
Each Investor agrees to pay $875 for each $1,000 of principal amount of Notes and Warrants, with $375 of such purchase price remitted to the registrant, and the remaining $500 to a control account established by the Special Deposit Account Control Agreement (the “Control Account”); and

•
The registrant agrees to issue to each Investor a Note with principal amount of $1,000 for every $875 purchased by such Investor, and a Warrant to purchase up to 4,097,016 shares of the registrant’s common stock (“Common Stock”) that such Investor is entitled to.

The Securities Purchase Agreement includes customary representations and warranties by each party thereto.  In addition, the registrant agreed:

•	To use proceeds from the sales of the Securities for general working capital;

•	To reimburse the lead Investor for up to $100,000 in costs and expenses relating to the transactions contemplated under the Securities Purchase Agreement;

•
Not to file any registration statement (including amendment or supplement thereto), or grant any registration rights to anyone that can be exercised before, all of the securities to be registered under the Registration Rights Agreement can be sold without restriction or limitation pursuant to Rule 144 under the Securities Act of 1933, as amended (the “1933 Act”), and without the requirement to comply with Rule 144(c)(1), except that the registrant may file a registration statement to allow the registrant to issue securities on its own behalf, so long as such registration statement is not declared effective until 30 days after the earlier of (i) the date that all of such registrable securities may be sold without restriction or limitation pursuant to Rule 144 for a period of at least 30 uninterrupted days and (ii) the date that all of the Registrable Securities may be sold pursuant to an effective registration statement for at least 30 uninterrupted days (the “Trigger Date”);

•
Not to offer or sell any of its equity or equity equivalent securities from the Closing until the Trigger Date, except that the registrant may enter into solicitations, negotiations or discussions; and

•
To grant a right of first refusal to the Investors to participate in any future sale of the registrant’s equity or equity equivalent securities on a pro rata basis up to 50% of the securities offered in such sale, from the Trigger Date until the two-year anniversary of the Closing.

The Closing is expected to occur on or about April 16, 2014, with anticipated gross proceeds of $4 million to the registrant.  Roth Capital Partners, LLC is acting as placement agent in connection with the Closing.

The Notes

The Notes mature 18 months from their issuance date and bear annual interest of 0.28% (which increases to 15% in the event of default).  The Notes are secured by a guaranty by ECP as well as all current and future assets of the registrant and ECP pursuant to the Pledge and Security Agreement.  In addition, Note holders have the following rights:

•
Each holder may convert the then outstanding principal amount of such holder’s Note plus the accrued and unpaid interest with respect to such principal plus the accrued and unpaid late charges (if any) with respect to such principal and interest (the “Conversion Amount”), into shares of Common Stock at any time at an initial conversion price of $0.67, subject to standard adjustments for stock splits, stock dividends and similar transactions (the “Conversion Price”); provided, however, that the registrant shall not effect any conversion if, following such conversion, a holder would beneficially own more than 4.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion. If the registrant sells or issues shares of Common Stock, securities convertible, exchangeable or exercisable into Common Stock at less than the then applicable Conversion Price (subject to certain exceptions), then the Conversion Price shall be reduced to the price of such dilutive issuance.

•
Each holder may require the registrant to redeem the Notes (a) upon the registrant’s default under the Notes, or (b) if the registrant enters into a merger or consolidation, or sell or assign all or substantially all of its assets (a “Fundamental Transaction”) at a price equal to the greater of (1) 115% of the Conversion Amount being redeemed and (2) the market value of the shares underlying the Conversion Amount being redeemed.

•
If the registrant declares dividend or other distributions, or grant rights to purchase the registrant’s securities or other properties, to holders of Common Stock, each holder is entitled to such distributions as if such holder converted such holder’s Note into Common Stock prior to such declaration.

•
Beginning on the three-month anniversary of their issuance date through and including the date the Notes mature, the registrant will pay to the Note holder an amount equal to (i) one-sixteenth (1/16th) of the original principal amount of the Note (or the principal outstanding on such date, if less) plus (ii) the accrued and unpaid interest with respect to such principal plus (iii) the accrued and unpaid late charges (if any) with respect to such principal and interest (each, an “Installment Amount”). The Holder has the ability to defer such monthly payment s in its sole discretion.  Up to four times prior to maturity of the Notes, each holder may accelerate payment of the sum of the following: (a) the Installment Amount, (b) any Installment Amount which payment such Note holder previously deferred, and (c) any accrued and unpaid interest and late charges, if any; provided, however, that any such accelerated amount shall not be greater than two times the amount set forth in clause (a) above. Each monthly payment may be made in cash, in shares of the registrant's common stock, or in a combination of cash and shares of its common stock. The registrant's ability to make such payments with shares of its common stock will be subject to the satisfaction of certain equity conditions.

•
Subject to the satisfaction of certain equity conditions, the registrant may redeem all, but not less than all, of the Notes then outstanding at any time at 115% of the Conversion Amount being redeemed.

The Warrants

The Warrants entitle their holders to purchase shares of Common Stock at the initial exercise price of $0.78 per share, and will expire on the 60-month anniversary of their issuance date.  The Warrants may be exercised anytime, and on a “cashless” basis if a registration statement covering the resale of the shares underlying the Warrants is not then available; provided, however, that the registrant shall not effect any exercise if, following such exercise, a holder would beneficially own more than 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise.

In addition, Warrant holders have the following rights:

•
If the registrant declares dividend or other distributions, or grant rights to purchase the registrant’s securities or other properties, to holders of Common Stock, each holder is entitled to such distributions as if such holder exercised such holder’s Warrants into Common Stock prior to such declaration.

•
If the registrant sold or issued shares of Common Stock at less than the then applicable exercise price (subject to certain exceptions), then the exercise price shall be reduced to the price of such dilutive issuance.

The Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the registrant agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the following shares of Common Stock (collectively the “Registrable Securities”):

•	1,500,000 shares that the registrant previously issued, and 120,000 shares underlying a warrant that the registrant previously issued, with which the registrant have registration obligations; and

•	135% of the shares underlying the Notes (the “Conversion Shares”) and the Warrants (the “Warrant Shares”).

The registrant agrees to file the registration statement covering the Registrable Securities within 30 days of a request for registration by holders of a majority of the Registrable Securities, and to have such registration statement declared effective within 90 days of its filing (or 120 days if the registration statement is subject to a full review by the SEC).  The registrant must maintain the effectiveness of the registration statement until the earlier of (a) the date as of which the Investors may sell all of their Registrable Securities covered by such registration statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) or (ii) the date on which the Investors shall have sold all of their Registrable Securities covered by such registration statement.

If the SEC limits the number of Registrable Securities that can be registered on the registration statement, then the Warrant Shares shall first be excluded from such registration on a pro rata basis among the Investors, followed by the Conversion Shares on a pro rata basis among the Investors.  Also, if the registration statement is not timely filed or declared effective, the registrant will be subject to liquidated damages of 2% of the Investors’ aggregate purchase price per month, up to 10%, and pro-rated for partial periods.

The Pledge and Security Agreement

Pursuant to the Pledge and Security Agreement, each of the registrant and ECP agreed to grant the Collateral Agent, for the benefit of the Investors, a security interest of all of its personal property to secure its obligations under the Transaction Documents.

The Special Deposit Account Control Agreement

Pursuant to the Special Deposit Account Control Agreement, the registrant agreed that the Collateral Agent shall have control over the Control Account, and that the Bank shall only be subject to the written instructions of the Collateral Agent with respect to the funds held therein.

Item 8.01	Other Events.

On April 16, 2014, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.5, and the information in Exhibit 99.5 is incorporated herein by reference.  The information in this Item 8.01 and exhibit 99.5 attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
4.1	Form of the Notes to be issued to the Investors
4.2	Form of the Warrants to be issued to the Investors
99.1	Securities Purchase Agreement dated April 15, 2014
99.2	Registration Rights Agreement dated April 15, 2014
99.3	Pledge and Security Agreement dated April 15, 2014
99.4	Special Deposit Account Control Agreement dated April 15, 2014
99.5	Press release dated April 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENER-CORE, INC.
Date: April 16, 2014	(Registrant)

	By:	/s/ Alain J. Castro
Alain J. Castro
Chief Executive Officer